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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-09161 and 333-11869) of Workgroup Technology Corporation of our report dated April 23, 1999 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Boston, Massachusetts
June 29,1999